UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 15, 2007
(Date of earlier event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000

(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 8 – Other Events

Item 8.01 Other Events.

Attached to this Form 8-K as Exhibit 99.1 is a copy of a letter to be sent by Inland Western Retail Real Estate Trust, Inc. (the “Company”) to its shareholders on or about August 15, 2007, in connection with the Company’s effort to convert certificates representing shares of the Company’s common stock to book-entry form, which letter is incorporated into this filing in its entirety.

Attached to this Form 8-K as Exhibit 99.2 is a copy of an email distribution to be provided to the Inland Securities Corporation sales network and broker/dealer firms by the Company on or about August 15, 2007, relating to the certificate conversion described above, which email distribution is incorporated into this filing in its entirety.

Item 9.01
(d) Exhibits
Exhibit Number	Description

99.1	Letter to shareholders of Inland Western Retail Real Estate Trust, Inc.
99.2	Informational E-Mail Broadcast to the Inland Securities Corporation Sales Network and Broker/Dealer Firms

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

Title:    Chief Executive Officer
Date:    August 14, 2007